UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2010

Vitamin Shoppe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 91st Street

North Bergen, New Jersey 07047

(Address of Principal Executive Offices, including Zip Code)

(800) 223-1216

(Registrant’s telephone number, including area code)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Vitamin Shoppe, Inc. (the “Company”) announced today that the positive trend in comparable store sales experienced in the first quarter has continued into the second quarter. During the first quarter of 2010, the Company’s comparable store sales increased 6.2% over the prior year. For the first seven weeks of the second quarter of 2010, comparable store sales increases exceeded the trend from the first quarter. The Company’s results for the first seven weeks of the second quarter are preliminary and subject to change. The Company’s results for the first seven weeks of the second quarter are not necessarily indicative of the results that may be expected for the entire fiscal second quarter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VITAMIN SHOPPE, INC.

Date: May 18, 2010

	By:	/s/ JAMES M. SANDER
	Name:	James M. Sander
	Title:	Vice President, General Counsel and
Corporate Secretary

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